                                       1
EXHIBIT 21
                                               Percentage     Jurisdiction of
Name of Subsidiary                               Owned         Incorporation

AMI Instruments, Inc.                             100%           Oklahoma
Advanced Electronics Systems
     International                                100%           California
Amber Engineering, Inc.                           100%           California
Thornwood Trust                                   100%           Massachusetts
Brasil Sistemas De Integracao Ltda                100%           Brazil
Data Logic, Inc.                                  100%           Delaware
Electronica Nayarit, S.A.                         100%           Mexico
HE Microwave LLC                                   50%           Delaware
HRL LLC                                            50%           Delaware
Holwood Realty Company                            100%           Delaware
Hughes (U.K.) Limited                          91.288720%        England
Hughes Flight Training Limited                     99%           England
Groom Aviation Limited                            100%           England
Hughes Microelectronics Europa Limited            100%           United Kingdom
Hughes Microelectronics Europa Limited            100%           United Kingdom
Hughes Microelectronics Limited                   100%           United Kingdom
Raytheon Microelectronics Espana, S.A.         99.999496%        Spain
Hughes Aircraft Systems International             100%           California
Circuitos Binaionales de Tijuana S.A. de C.V.      96%           Mexico
Hughes Europe N.V.                                0.1%           Belgium
Hughes Airport Development Corporation Sdn Bhd    100%           Malaysia
Hughes Asia Pacific Hong Kong Limited             0.1%           Hong Kong
Hughes Australia International PTY Limited     0.001667%         Australia
Hughes Defence Systems Limited                    100%           United Kingdom
Hughes Espana S.A.                             99.999836%        Spain
Hughes Europe N.V.                             99.900000%        Belgium
Hughes International Corporation                   100%          Delaware
Circuitos Binaionales de
         Tijuana S.A. de C.V                        4%           Mexico
Hughes (U.K.) Limited                           0.000005%        England
Hughes Asia Pacific Hong Kong Limited          99.900000%        Hong Kong
Hughes Australia International PTY Limited     99.998333%        Australia
MARCOS Vermogensverwaltung GmbH                   100%           Germany
Raytheon Training International GmbH              100%           Germany
Hughes Nadge Corporation                          100%           Delaware
Hughes Research Analytics, Inc.                   100%           Delaware
Hughes Simulation International, Inc.             100%           California
Hughes Systems Management International           100%           California
Hughes Training Italia                            100%           Italy
International Electronics Systems, Inc.           100%           California
NEWCS, Inc.                                       100%           Delaware
Patriot Overseas Support Company                  100%           Delaware
RAYCOM, INC.                                       51%           Korea
Raytag Limited                                    100%           Delaware
TAG Halbleiter GmbH                               100%           Germany
Raytheon Advanced Systems Company                 100%           Delaware

                                       2
                                               Percentage   Jurisdiction of
Name of Subsidiary                               Owned       Incorporation

Raytheon Air Control Company                      100%           Delaware
Raytheon Aircraft Holdings, Inc.                  100%           Delaware
Raytheon Aerospace Company                        100%           Kansas
Raytheon Aerospace Support Services Company       100%           Kansas
Raytheon Aircraft Charter & Managment, Inc.       100%           Kansas
Raytheon Aircraft Company                         100%           Kansas
Arkansas Aerospace, Inc.                          100%           Arkansas
Raytheon Aircraft (Bermuda) Ltd.                  100%           Bermuda
Raytheon Aircraft Quality Support Company         100%           Kansas
Raytheon Aircraft Credit Corporation              100%           Kansas
Beech Aircraft Leasing, Inc.                      100%           Kansas
Beech Airliner Lease Corporation                  100%           Kansas
Beechcraft BB-209 Leasing, Inc.                   100%           Kansas
Beechcraft Lease Corporation                      100%           Kansas
Beechcraft Lease Special Purpose Company          100%           Kansas
Beechcraft UC-131 Leasing, Inc.                   100%           Kansas
Beechcraft UC-134 Leasing, Inc.                   100%           Kansas
Beechcraft UC-163 Leasing, Inc.                   100%           Kansas
Beechcraft UC-58 Leasing, Inc.                    100%           Kansas
Beechcraft UC-74 Leasing, Inc.                    100%           Kansas
Beechcraft UE-106 Leasing, Inc.                   100%           Kansas
Beechcraft UE-305 Leasing, Inc.                   100%           Kansas
Beechcraft UE-307 Leasing, Inc.                   100%           Kansas
Beechcraft UE-308 Leasing, Inc.                   100%           Kansas
Beechcraft UE-311 Leasing, Inc.                   100%           Kansas
Beechcraft UE-322 Leasing, Inc.                   100%           Kansas
Beechcraft UE-331 Leasing, Inc.                   100%           Kansas
Beechcraft UE-348 Leasing, Inc.                   100%           Kansas
Beechcraft UE-349 Leasing, Inc.                   100%           Kansas
Beechcraft UE-50 Leasing, Inc.                    100%           Kansas
Beechcraft UE-54 Leasing, Inc.                    100%           Kansas
Franco-American Lease Corporation                 100%           Kansas
Franco-Kansas Lease Corporation                   100%           Kansas
International Lease Corporation                   100%           Kansas
Kansas Beechcraft Leasing, Inc.                   100%           Kansas
Raytheon Aircraft Credit Lease Corporation        100%           Kansas
Raytheon Aircraft Credit Special
   Purpose Company                                100%           Kansas
Raytheon Aircraft Lease Corporation               100%           Kansas
Raytheon Aircraft Lease Special Purpose Company   100%           Kansas
Raytheon Aircraft Leasing, Inc.                   100%           Kansas
Raytheon Aircraft Receivables Corporation         100%           Kansas
Raytheon Aircraft Special Purpose Company         100%           Kansas
Raytheon Airliner Lease Corporation               100%           Kansas
Raytheon-Kansas Lease Corporation                 100%           Kansas
UE-311 Leasing Corporation                        100%           Kansas
Raytheon Aircraft Parts Inventory &
     Distribution Company                         100%           Kansas
Raytheon Aircraft Regional Offices, Inc.          100%           Kansas
Raytheon Aircraft Services, Inc.                  100%           Kansas
Raytheon Philippines, Inc.                       99.98%        Republic of the
                                                                 Philippines
Raytheon Travel Air Company                       100%           Kansas
Travel Air Insurance Company Ltd.                 100%           Kansas
Travel Air Insurance Company (Kansas)             100%           Kansas
Raytheon Appliances Asia, Inc.                    100%           Delaware
Raytheon Charitable Foundation                    100%           Massachusetts

                                       3
                                               Percentage   Jurisdiction of
Name of Subsidiary                               Owned       Incorporation

Raytheon Corporate Operations, Washington Inc.    100%          Delaware
Raytheon Credit Company                           100%          Delaware
Raytheon Deutschland GmbH                         100%          Germany
Raytheon Anschutz G.m.b.H.                        100%          Germany
Anschutz Japan Co. Ltd.                            80%          Japan
Arbeitsmedizinische Betreuungsgesellschaft
  Kieler Betriebe mbH                              39%          Germany

Raytheon Standard Radio AB                        100%          Sweden
Raytheon E-Systems, Inc.                          100%          Delaware
Constellation Communications, Inc.                31.9%         Delaware
E-Systems Exports, Inc.                           100%          Delaware
E-Systems Technologies Holding, Inc.              100%          Delaware
E-Systems Technologies International, Inc.        100%        Virgin Islands
Raytheon E-Systems Limited                        100%          England
Raytheon Systems Company Australia Pty Ltd.       100%          Australia
Space Imaging, Inc.                            30.693069%       Delaware
Raytheon ESSM Co.                                 100%          California
Raytheon Engineering and Maintenance Company      100%          Delaware
Raytheon Saudi Arabia Limited                      35%          Saudi Arabia
Raytheon Engineers & Constructors
          International, Inc.                     100%          Delaware
Raytheon Architects, Ltd.                         100%          Colorado
Raytheon Catalytic Inc.                           100%          Delaware
Raytheon Constructors International, Inc.         100%          Delaware
Badger America, Inc.                              100%          Delaware
Harbert-Yeargin Inc.                              100%          Delaware
Raytheon Constructors Inc.                        100%          Delaware
Catalytic Industrial Maintenance
          Co., Inc.                               100%          Delaware
Raytheon Constructors do Brasil Ltda.          0.0005%          Brazil
Specialty Technical Services, Inc.                100%          Pennsylvania
Rust Constructors Inc.                            100%          Delaware
Raytheon Demilitarization Company                 100%          Delaware
Raytheon Engineering Quality Services
         Corporation                              100%          Delaware
Raytheon Engineers & Constructors
        (Ireland) Ltd.                            100%          Delaware
Raytheon Engineers & Constructors Inc.            100%          Delaware
Asia Badger, Inc.                                 100%          Delaware
Badger Energy, Inc.                               100%          Delaware
Badger Middle East, Inc.                          100%          Delaware
Badger-SMAS Ltd.                                   51%          Saudi Arabia
Canadian Badger Company Limited                   100%          Canada
DISA-Raytheon Ingenieria y Construccion,
          S. de R.L. de C.V.                       49%          Mexico
Ebasco International Corporation                  100%          Delaware
Shanghai Ebasco - ECEPDI Engineering Corporation   50%        Peoples Republic
                                                                   of China
Energy Overseas International, Inc.               100%          Delaware
Catalytic Servicios, S.A.                          50%          Venezuela
Cosa-United, S.A.                                  19%          Venezuela
Gulf Design Corporation, Inc.                     100%          Florida
Jackson & Moreland International, Inc.            100%          Massachusetts
McBride-Ratcliff and Associates, Inc.             100%          Texas
Polytec, S.A.R.L.                                99.5%          France
PAGE>
                                       4
                                               Percentage   Jurisdiction of
Name of Subsidiary                               Owned       Incorporation

RE&C Receivables Corporation                      100%          Delaware
Raytheon Engineers & Constructors (Aruba) Ltd.    100%          Delaware
Raytheon Engineers & Constructors (Panama) Ltd.   100%          Delaware
Raytheon Engineers & Constructors (Russia) Ltd.   100%          Massachusetts
Raytheon Engineers & Constructors (Trinidad
     and Tobago) Ltd.                             100%          Delaware
Raytheon Engineers & Constructors B.V.            100%          Netherlands
International Refinery Constructors C.V.         49.5%          Netherlands
International Refinery Contractors (IRC) B.V.      50%          Netherlands
      International Refinery Constructors C.V.      1%          Netherlands
Raytheon Engineers & Constructors France
          S.a.r.l.                                0.2%          France
Raytheon Engineers & Constructors Mauritius Ltd.  100%          Mauritius
Raytheon Engineers & Constructors Canada Ltd.     100%          Canada
Raytheon Engineers & Constructors France
          S.a.r.l.                               99.8%          France
Raytheon Engineers & Constructors Germany
          G.m.b.H.                                100%          Germany
Raytheon Engineers & Constructors Italy S.r.l.     99%          Italy
Raytheon Engineers & Constructors Latin
          America, Inc.                           100%          Delaware
MYA Badger SNC                                     50%          Venezuela
Raytheon Constructors do Brasil Ltda.          99.999500%       Brazil
Raytheon Engineers & Constructors Midwest, Inc.   100%          Delaware
Raytheon Engineers & Constructors Pty Limited     100%          South Africa
Raytheon Engineers & Constructors S.R.L.          100%          Romania
Raytheon Infrastructure Inc.                      100%          New York
21st Century Rail Corporation                      70%          Delaware
Raytheon Nuclear Inc.                             100%          Delaware
Raytheon Quality Inspection Company               100%          Delaware
Raytheon-Ebasco (Malaysia) Sdn.                   100%          Malaysia
Raytheon-Ebasco Indonesia Ltd.                    100%          Delaware
Raytheon-Ebasco Overseas Ltd.                     100%          Delaware
Secore Services Incorporated                      50%           Georgia
United Engineers Far East, Ltd.                   100%          Delaware
Gibsin Engineers, Ltd.                             45%       Republic of China
United Engineers International, Inc.              100%          Pennsylvania
POSVEN C.A.                                        10%          Venezuela
United Mid-East, Inc.                             100%          Delaware
UME/SMAS                                           75%          Saudi Arabia
Raytheon Engineers & Constructors
        Middle East Limited                       100%          Colorado
Raytheon UAE Enterprises LLC                   0.4875%      United Arab Emirates
Stearns Catalytic Ingenieria y
        Construccion Chile Limitada                97%          Chile
Raytheon Engineers & Constructors UK Ltd.         100%          Delaware
Raytheon Quality Programs Company                 100%          Delaware
Raytheon-Ebasco Pakistan Ltd.                     100%          Delaware
Stearns Catalytic Corporation                     100%          Delaware
Raytheon Espana Limited                           100%          Delaware
Raytheon Europe International Company             100%          Delaware
Raytheon Europe Management Services Ltd.          100%          Delaware
Raytheon European Management Co., Inc.            100%          Delaware

                                       5
                                               Percentage   Jurisdiction of
Name of Subsidiary                               Owned       Incorporation

Raytheon European Management and Systems Company  100%          Delaware
Raytheon Gulf Systems Company                     100%          Delaware
Raytheon Halbleiter GmbH                          100%          Germany
Raytheon Hanford, Inc.                            100%          Delaware
Raytheon Holding LLC                              100%          Delaware
Raytheon International Support Company            100%          Delaware
Raytheon International Trade Ltd. (Capital)       100%          Virgin Islands
Raytheon International, Inc.                      100%          Delaware
Raytheon Do Brasil Ltda.                       99.980000%       Sao Paolo
Raytheon International Korea, Inc.                100%          Korea
Raytheon International, Mid-East Limited          100%          Delaware
Raytheon Investment Company                       100%          Delaware
Raytheon Italy Liaison Company                    100%          Delaware
Raytheon Korean Support Company                   100%          Delaware
Raytheon Logistics Support & Training Company     100%          Delaware
Raytheon Logistics Support Company                100%          Delaware
Raytheon Marine Sales and Service Company         100%          Delaware
Raytheon Mediterranean Systems Company            100%          Delaware
Raytheon Middle East Systems Company              100%          Delaware
Raytheon Mideast Systems Company                  100%          Delaware
Raytheon Overseas Limited                         100%          Delaware
Raytheon Pacific Company                          100%          Delaware
Raytheon Patriot Support Company                  100%          Delaware
Raytheon Peninsula Systems Company                100%          Delaware
Raytheon Procurement Company, Inc.                100%          Delaware
Gesellschaft fuer Verteidgungs Systeme mbH         50%          Germany
Systems For Defense Company                        50%          Delaware
Raytheon Radar Ltd.                               100%          Delaware
Raytheon Receivables, Inc.                        100%          Delaware
Raytheon STI Company                              100%          Delaware
Raytheon Seismic Company                          100%          Delaware
Raytheon Southeast Asia Systems Company           100%          Delaware
Raytheon Spanish Support Company                  100%          Delaware
Raytheon Systems Canada Ltd.                      100%          Canada
Advanced Toll Managment Corp.                      50%          Canada
Raytheon Systems Company LLC                      100%          Delaware
Raytheon Systems Development Company              100%          Delaware
Raytheon Systems International Company            100%          Delaware
Raytheon Systems Support Company                  100%          Delaware
Raytheon Technical Services Company               100%          Delaware
Range Systems Engineering Company                 100%          Delaware
Range Systems Engineering Support Company         100%          Delaware
Raytheon Canada Services Company Ltd.             100%          Canada
Raytheon Services Company Puerto Rico             100%          Delaware
Raytheon Support Services Company                 100%          Delaware
Raytheon Technical Services Guam, Inc.           99.7%          Guam
Raytheon Technical Services International
          Company                                 100%          Delaware
Raytheon Training LLC                             100%          Delaware
Raytheon Technical and Administration
          Services Ltd.                           100%          Delaware
Raytheon Technologies Incorporated                100%          California
Raytheon United Kingdom Limited                   100%          England
Computer Systems & Programming Limited            100%          England
Data Logic Altergo, Ltd.                          100%          England
Data Logic Limited                                100%          England
Data Logic Properties Limited                     100%          England
Hallams (Electrical Contractors) Limited          100%          England
Penmar & Company Ltd.                             100%          England
Raycab (North) Limited                            100%          England
Raycab (South) Limited                            100%          England
Raytheon Marine Europe Ltd.                       100%          England
Magtex Limited                                    100%          England
Nautech Autohelm (Australia) Pty, Limited         100%          Australia
Nautech, Limited                                  100%          England
Raytheon Marine Limited                           100%          England
Raytheon Systems Ltd.                             100%          England
Raytheon Computer Products Europe Limited          99%          England
Raytheon TI Systems, Ltd.                         100%          England
Raytheon-Tag Components Limited                   100%          England
Square One Computer Services Limited              100%          England
Seismograph Service Corporation                   100%          Delaware
Seismograph Service France                        100%          France
Subsidiary X Company                              100%          Delaware
Switchcraft de Mexico S.A. de C.V.                100%          Mexico
Thoray Electronics Corporation                     50%          Delaware
Translant, Inc.                                    50%          Texas
Tube Holding Company, Inc.                        100%          Connecticut
Xyplex Foreign Sales Corporation, Inc.            100%          Virgin Islands